SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 22, 2004

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota		55402

(Address of Principal Executive Offices)		(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Press Release

Item 7.01. Results of Operations and Financial Condition.

     On September 22, 2004, Piper Jaffray Companies (the “Company”) issued a press release announcing the execution of an agreement whereby the Company would acquire Vie Securities, LLC, the broker-dealer subsidiary of Vie Financial Group, Inc. A copy of the press release is attached as Exhibit 99 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit

99	Press Release dated September 22, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: September 22, 2004	/s/ Sandra G. Sponem
Sandra G. Sponem
Chief Financial Officer

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EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated September 22, 2004	Filed Electronically